SEGMENT REPORTING	6 Months Ended
Jun. 30, 2025
Segment Reporting [Abstract]
SEGMENT REPORTING

Note 4 — SEGMENT REPORTING

The Company generates revenue by providing a range of services including the operation of sports schools, organizing events for children, selling sports equipment, managing extracurricular activities, offering sports therapy, and providing health exercise guidance for the elderly.

Determination of Reportable Segments

The Company operates as one operating and reportable segment. Its sole business activity focuses on the development and management of coaches who enhance children’s non-cognitive skills through sports lesson programs. The Company manages its business activities on a consolidated basis.

Measure of Segment Profit or Loss

The Company’s CODM uses Income (loss) from operations to measure segment profit or loss and assesses performance against expectations to make resource allocation decisions. The accounting policies of the segment are consistent with those described in Note 2, “SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES.”

Significant Segment Expenses (ASU 2023-07 Disclosure)

As a single reportable segment, the significant segment expenses regularly provided to the CODM and included in the measure of segment profit or loss are those presented on the consolidated statements of operations. These significant expenses include cost of revenue, selling, general, and administrative expenses. Other segment items reviewed by the CODM, which are presented on the consolidated statements of operations, include interest, grant income, unrealized (loss) gain on short-term investment, loss on disposal of long-lived assets, other income (expense), net, and provision for (benefit from) income taxes. The Company’s entity-wide disclosures, including the breakout of revenue by products, are included in Note 3, “NET REVENUE.”